MAY 20, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS CORE FIXED INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding the Hartford Schroders Core Fixed Income Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective May 27, 2025, Eric Lau, CFA will no longer serve as a portfolio manager for the Hartford Schroders Core Fixed Income Fund (the “Fund”). Lisa Hornby, CFA, Neil G. Sutherland, CFA, and Julio C. Bonilla, CFA will remain as portfolio managers for the Fund. Mr. Lau’s portfolio management responsibilities for the Fund will transition to the Fund’s remaining portfolio managers. Accordingly, effective May 27, 2025, all references to Eric Lau, CFA in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7738
May 2025